EXHIBIT 10.12(c)

THIRD AMENDMENT TO CREDIT AGREEMENT
AND WAIVER AND CONSENT

     This THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER AND CONSENT (this “Amendment”), dated as of April 7, 2005, is by and among AMERICAN COLOR GRAPHICS, INC., a New York Corporation (the “Borrower”), EACH OF THE LENDERS SIGNATORY HERETO, GECC CAPITAL MARKETS GROUP INC., as Syndication Agent (the “Syndication Agent”), and BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Credit Agreement (as defined below).

RECITALS:

     A. The Borrower, the Lenders signatory thereto, the Syndication Agent and the Agent are parties to that certain Credit Agreement, dated as of July 3, 2003 (as amended to the date hereof, the “Credit Agreement” as amended by, and together with, this Amendment, and as hereinafter amended, modified, supplemented, extended or restated from time to time, being called the “Amended Agreement”).

     B. The Borrower has requested that the Lenders consent to (a) the sale of certain assets of the Borrower located at its Pittsburg, California leased facility as more specifically described on Schedule I hereto (the “Subject Assets”) and (b) the release of any Liens of the Agent and the Lenders on the Subject Assets;

     C. The parties hereto (a) agree to amend the Credit Agreement as set forth below and (b) agree to the waiver, consent and release as set forth below.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

     SECTION 1.01 Amendment to Annex A to the Credit Agreement. (a) The definition of “Fixed Asset Maximum” set forth in Annex A to the Credit Agreement is hereby amended by (1) deleting the reference to “$409,101” in the second line thereof and inserting the dollar amount “$364,306” in replacement thereof and (2) deleting the reference to the date “April 1, 2004” in the third line thereof and inserting the date “May 1, 2005” in replacement thereof.

     (b) The definition of “Required Lenders” set forth in Annex A to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

     “Required Lenders” means at any time Lenders whose Pro Rata Shares equal 100% of the aggregate of all Lenders’ Pro Rata Shares.

     SECTION 1.02 Waiver, Consent and Release. The Lenders hereby waive compliance with Section 7.9 of the Credit Agreement with respect to the closing of the sale of certain assets of the Borrower located at its Pittsburg, California leased facility, as more specifically described on Schedule I hereto (the “Subject Assets”), and consent to and authorize (a) the sale of the Subject Assets and (b) the release by the Agent of any Liens of the Agent and the Lenders on the Subject Assets. The parties hereto acknowledge and agree that (i) the net proceeds of the sale of the Subject Assets shall be applied as set forth in Section 3.5(b) of the Credit Agreement and (ii) until any adjustment in the Borrowing Base based on the Appraisal Value of Eligible Equipment on any Scheduled Appraisal Date, the Borrowing Base shall be reduced by an amount equal to $3,200,000 as a result of (and effective as of the date the Borrower receives the proceeds of) the sale of the Subject Assets, notwithstanding any other interpretation available as to the calculation of the Borrowing Base under the Credit Agreement. The Borrower hereby acknowledges that the waiver contained herein is granted by the Lenders only for the specific instance specified herein and in no manner creates a course of dealing and that each term and provision of the Credit Agreement continues in full force and effect except as specifically waived hereby.

     SECTION 1.03 Representations and Warranties. The Borrower hereby represents and warrants to each Lender and the Agent, on the Amendment Effective Date (as hereinafter defined), as follows:

     (a) After giving effect to this amendment, the representations and warranties set forth in Article 6 of the Credit Agreement, and in each other Loan Document, are true and correct in all material respects on and as of the date hereof and on and as of the Amendment Effective Date (as defined in Section 1.03) with the same effect as if made on and as of the date hereof or the Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an early date.

     (b) Each of the Borrower and the other Credit Parties is in compliance with all terms and conditions of the Credit Agreement and the other Loan Documents on its part to be observed and performed and no Default or Event of Default has occurred and is continuing.

     (c) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by the Borrower.

     (d) This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.

     (e) The execution, delivery and performance by the Borrower of this Amendment do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of the Borrower or any of its Subsidiaries, by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture, or instrument to which the Borrower is a party or which is binding upon it, (ii)

any Requirement of Law applicable to the Borrower, or (iii) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of the Borrower.

     SECTION 1.04 Effectiveness. This Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the “Amendment Effective Date”):

     (a) The Agent shall have received duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Borrower, the Agent and all Lenders.

     (b) The Agent and the Lenders shall be satisfied that the representations and warranties set forth in Section 1.03 of this Amendment are true and correct on and as of the Amendment Effective Date and that no Default or Event of Default has occurred and is continuing on and as of the Amendment Effective Date.

     (c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Agent or the Lenders, is likely to restrain, prevent or impose materially adverse conditions upon the performance by the Borrower or any other Credit Party of its obligations under the Credit Agreement or the other Loan Documents.

     (d) The Agent shall have received such other documents, legal opinions, instruments and certificates relating to this Amendment as it shall reasonably request and such other documents, legal opinions, instruments and certificates that shall be reasonably satisfactory in form and substance to the Agent and the Lenders. All corporate proceedings taken or to be taken in connection with this Amendment and documents incidental thereto whether or not referred to herein shall be reasonably satisfactory in form and substance to the Agent and the Lenders.

     SECTION 1.05 Guarantor’s Reaffirmation. By its acknowledgement below, the Guarantor hereby (i) consents to the terms of this Amendment, (ii) acknowledges and reaffirms all of its obligations and undertakings under the Facility Guaranty and (iii) acknowledges and agrees that the Facility Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

     SECTION 1.06 Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel to the Agent.

     SECTION 1.07 Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

     SECTION 1.08 Instrument Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 1.09 Further Acts. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.

     SECTION 1.10 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

     (a) THIS AMENDMENT AND EACH OF THE OTHER LOAN DOCUMENTS SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE BORROWER, EACH OTHER CREDIT PARTY, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, EACH OTHER CREDIT PARTY, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS SECOND AMENDMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ANY OTHER CREDIT PARTY OR THEIR RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

     (c) THE BORROWER AND EACH OTHER CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 13.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

     (d) THE BORROWER, EACH OTHER CREDIT PARTY, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, EACH OTHER CREDIT PARTY, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 1.11 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     SECTION 1.12 Severability. In case any provision in or obligation under this Amendment or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 1.13 Benefit of Agreement. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign or transfer any of its interest hereunder without the prior written consent of the Lenders.

     SECTION 1.14 Integration. This Amendment represents the agreement of the Borrower, each other Credit Party, the Agent and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

     SECTION 1.15 Confirmation. Except as expressly amended by the terms hereof, all of the terms of the Credit Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

     SECTION 1.16 Loan Documents. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default other than as specifically set forth herein, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreements or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendments. Except as expressly amended herein, the Amended Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

[Signature Pages to Follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER: AMERICAN COLOR GRAPHICS, INC.
By:	/s/ Patrick Kellick
	Name:	Patrick Kellick
	Title:	Senior Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT AND COLLATERAL AGENT: BANK OF AMERICA, N.A., as the Agent
By:	/s/ Jang S. Kim
	Name:	Jang S. Kim
	Title:	Vice President

SYNDICATION AGENT: GECC CAPITAL MARKETS GROUP INC., as Syndication Agent
By:	/s/ Alan T. White
	Name:	Alan T. White
	Title:	Duly Authorized Signatory

LENDERS: BANK OF AMERICA, N.A., as a Lender
By:	/s/ Jang S. Kim
	Name:	Jang S. Kim
	Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
By:	/s/ Eric A. Schaefer
	Name:	Eric A. Schaefer
	Title:	Duly Authorized Signatory

WEBSTER BUSINESS CREDIT CORPORATION, as a Lender
By:	/s/ Joseph J. Zautra
	Name:	Joseph J. Zautra
	Title:	Vice President

ACKNOWLEDGED AND AGREED
by the undersigned Guarantor:
ACG HOLDINGS, INC., a Delaware corporation
By:	/s/ Patrick Kellick
Name:	Patrick Kellick
Title:	Senior Vice President and Chief Financial Officer